UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 26, 2023

CENTESSA PHARMACEUTICALS PLC

(Exact name of Registrant, as specified in its charter)

England and Wales	001-04321	98-1612294
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
Mailing address:
3rd Floor
1 Ashley Road
Altrincham
Cheshire WA14 2DT
United Kingdom
(Address of principal executive offices) (Zip code)
Registrant's telephone number, including area code: +44 (0) 203 9206789, ext. 9999
Former name or address, if changed since last report:
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, nominal value £0.002 per share	CNTA	Nasdaq Stock Market, LLC*
American Depositary Shares, each representing one ordinary share, nominal value £0.002 per share	CNTA	Nasdaq Stock Market, LLC
*Not for trading, but only in connection with the listing of the American Depositary Shares on The Nasdaq Stock Market, LLC.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.
On January 26, 2023, Centessa Pharmaceuticals plc (the “Company”) released a press release titled “Centessa Pharmaceuticals Announces FDA Clearance of IND Application for Phase 1/2a Clinical Trial of LB101, First LockBody® Candidate, for Solid Tumors”. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 8.01 Other Events.
On January 26, 2023, the Company announced that it has received clearance of its Investigational New Drug (IND) application from the U.S. Food and Drug Administration (FDA) to initiate a Phase 1/2a first-in-human, clinical trial of LB101 for the treatment of solid tumors. LB101, a conditionally tetravalent PD-L1xCD47 LockBody® bispecific monoclonal antibody targeting solid tumors, is the first product candidate developed using the Company’s proprietary LockBody technology which is designed to selectively drive potent effector function activity, such as CD47, in the tumor microenvironment (TME) while avoiding systemic toxicity.
Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.
99.1	Press Release dated January 26, 2023
104	Cover Page Interactive Data (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    January 26, 2023

By:	/s/ Saurabh Saha
Name:	Saurabh Saha, M.D., Ph.D.
Title:	Chief Executive Officer